UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2008

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Set forth below is a reconciliation of Misys Healthcare Systems LLC’s (“MHS”) management reporting of pre-tax operating profit for MHS’s 2007 fiscal year to U.S. generally accepted accounting principles (“GAAP”). The reconciliation presented below includes certain financial information not derived in accordance with GAAP. Allscripts Healthcare Solutions, Inc. (“Allscripts”) believes that the presentation of this non-GAAP financial information may be useful to investors as it provides general information regarding the proposed business to be acquired and operated by Allscripts, pending stockholder approval, in the previously disclosed pending transaction with Misys plc and MHS.

Reconciliation Description	Amount in millions ($)
2007 Pre-tax operating profit (before exceptional items) as previously reported	$39.5
Intangible amortization ($22.4 million in operating expenses and $1.6 million in cost of sales)	(24.0)
Recognize software development expense (capitalized under IFRS and not under US GAAP)	(7.9)
IFRS and other reconciling items (operating expenses under US GAAP)	(1.4)

2007 US GAAP Income From Operations As Reported on a Carve Out Basis	$6.2
Add back amortization of intangibles	24.0

2007 Income from Operations Excluding Intangible Amortization	$30.2

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving Allscripts Healthcare Solutions, Inc. (“Allscripts”) and Misys Healthcare Systems LLC (“MHS”), a wholly owned subsidiary of Misys plc (“Misys”). In connection with this proposed transaction, Allscripts has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement, and intends to file a definitive proxy statement and other related materials. The definitive proxy statement will be mailed to the stockholders of Allscripts. BEFORE MAKING ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders can obtain copies of Allscripts’ materials (and all other offer documents filed with the SEC) when available, at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Allscripts at 222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, Attention: Lee Shapiro, Secretary. Investors and security holders may also read and copy any reports, statements and other information filed by Allscripts with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Allscripts’ directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of Allscripts in favor of the proposed transaction. Information about Allscripts, its directors and its executive officers, and their ownership of Allscripts’ securities, is set forth in its Form 10-K/A, which was filed with the SEC on April 25, 2008. Additional information regarding the interests of those persons may be obtained by reading the proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: July 30, 2008	By:	/s/ William J. Davis
William J. Davis
Chief Financial Officer